                  EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 6, 1998, in Post-Effective Amendment No. 2 to the Registration Statement (Form S-3 No. 333-42937) and related Prospectus of UICI for the Registration of 732,017 shares of its common stock.




                                                          ERNST & YOUNG LLP


Dallas, Texas
May 1, 1998





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